Organization	12 Months Ended
Dec. 31, 2017
Scenario, Previously Reported
Organization

(1) Organization

EVO Payments, Inc. (the “Company”) was formed as a Delaware corporation on April 20, 2017. The Company’s fiscal year end is December 31. The Company was formed for the purpose of completing certain reorganization transactions in order to carry on the business of EVO Investco, LLC (“EVO LLC”) and conducting a public offering. It is expected that following the completion of such reorganization transactions, the Company will be the sole managing member of EVO LLC and will operate and control all of the business affairs of EVO LLC and, through EVO LLC and its subsidiaries, continue to conduct the business now conducted by such subsidiaries.